Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Plumas Bancorp (the “Company”) on Form 10-K for the period ending December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard L.Belstock, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 19, 2026	/s/ Richard L. Belstock
Richard L. Belstock, Chief Financial Officer

A signed original of this written statement required by Section 302 of the Sarbanes-Oxley Act of 2002 has been provided to Plumas Bancorp and will be retained by Plumas Bancorp and furnished to the SEC or its staff upon request.